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                                                                    EXHIBIT 4.01

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
    ==========                                                                 ==========
      NUMBER                                                                     SHARES
    ----------                                                                 ----------
    STI
    ==========                                                                 ==========




                              StrandTek(TM) INTERNATIONAL, INC.

                                                                                      SEE REVERSE FOR
                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE              CERTAIN DEFINITIONS

                                      COMMON STOCK                              CUSIP   862600   10   3

This Certifies That: _________________________________________________________



is owner of _______________________________________________________________________

           FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF
       _______________________                                    _________________________________________________
   ___________________________ StrandTek(TM)  INTERNATIONAL, INC. __________________________________________________________
       _______________________                                    _________________________________________________
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned.
This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of
Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the
Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                      COUNTERSIGNED:
                                                                                       CONTINENTAL STOCK TRANSFER & TRUST COMPANY
DATED:                                                                                                            JERSEY CITY, NJ
                                                                                                                   TRANSFER AGENT

                                                             [SEAL]    By:

                                                                                                               AUTHORIZED OFFICER

                                     /s/ William G. Buckles, Jr.       /s/ Jerome Bauman
                                      SECRETARY                               PRESIDENT
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          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common     UNIF GIFT MIN ACT - ........Custodian.......
 TEN ENT - as tenants by entireties                       (Cust)         (Minor)
 JT TEN - as joint tenants with                    under Uniform Gifts to Minors
          right of survivorship and
          not as tenants in common                              Act.............
                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                          ______________________________________________________
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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STOCK MARKET INFORMATION EXCHANGE